UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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INSIGHT ACQUISITION CORP.
(Name of Registrant as Specified in its Charter)

________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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INSIGHT ACQUISITION CORP.
333 East 91st Street
New York, NY 10128

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
OF INSIGHT ACQUISITION CORP.

To Be Held on September 6, 2023

August 24, 2023

To the Stockholders of Insight Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an annual meeting of stockholders (the “Annual Meeting”) of Insight Acquisition Corp., a Delaware corporation (“we,” “us,” “our,” “INAQ” or the “Company”), will be held on Wednesday, September 6, 2023 at 10:30 a.m. Eastern Time. The Company will be holding the Annual Meeting as a virtual meeting via the following information:

Insight Acquisition Corp.

Meeting Date: Wednesday, September 6, 2023

Meeting Time: 10:30 a.m. Eastern Time (EDT)

Annual Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/insightacqcorp/am2023

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155(toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID:

3742015#

You are cordially invited to attend the Annual Meeting for the purpose of considering and voting upon the following proposals:

Proposal 1 — A proposal to amend (the “Second Extension Amendment”) the Company’s amended and restated certificate of incorporation, as amended (the “Charter”), to extend the date by which the Company has to consummate a business combination (the “Extension”) for up to nine (9) additional one (1) month extensions or from September 7, 2023 up to June 7, 2024 (the “Extended Termination Date”) in exchange for the Company depositing the lesser of $20,000 and $0.02 for each outstanding share of common stock sold in the Company’s initial public offering into the Trust Account as defined in the Charter for each one-month extension (we refer to this proposal as the “Second Extension Amendment Proposal”). A copy of the proposed Second Extension Amendment is attached hereto as Annex A;

Proposal 2 — A proposal to elect one (1) director to serve until the 2026 annual meeting and until his successor had been duly elected and qualified or until his earlier resignation, removal or death (the “Director Proposal”);

Proposal 3 — A proposal to ratify the appointment of WithumSmith+Brown PC, as our independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Proposal”); and

Proposal 4 — A proposal to authorize the Chairman of the Annual Meeting to adjourn the Annual Meeting to a later date or dates (the “Adjournment”), from time to time, at the request of the Chairman of the Annual Meeting, (we refer to this proposal as the “Adjournment Proposal”).

The Company’s Charter provides that the Company has until September 7, 2023 (the “Termination Date”) to complete an initial business combination. The only way to extend the time for the Company to complete an initial business combination (the “Combination Period”) is to have a separate stockholder vote to amend the current Charter.

If the Second Extension Amendment Proposal is approved, the Company will have the right to extend the Combination Period for up to nine (9) additional one (1) month extensions or from September 7, 2023 up to June 7, 2024 (the “Extended Termination Date”) in exchange for the Company depositing the lesser of $20,000 and $0.02 for each outstanding share of common stock sold in the Company’s initial public offering into the Trust Account as defined in the Charter for each one-month extension.

The Second Extension Amendment Proposal, Director Proposal, Auditor Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement.

The purpose of the Second Extension Amendment Proposal and, if necessary, the Adjournment Proposal is to allow the Company more time and flexibility to complete our initial business combination (the “Business Combination”).

As previously disclosed, on April 3, 2023, the Company, Avila Amalco Sub Inc., an Alberta corporation (“Amalco Sub”) and Avila Energy Corporation, an Alberta corporation (“Avila”), entered into a Business Combination Agreement (the “BCA”) pursuant to which the Company agreed to acquire Avila for consideration of shares of the Company following its redomicile into the Province of Alberta. The Company’s entry into the BCA was previously disclosed in the Company’s Current Report on Form 8-K, which was filed on April 4, 2023. On August 10, 2023, the Company and Avila mutually agreed to terminate the BCA. Additionally, as part of the agreement to terminate the BCA, Avila agreed to pay the Company $300,000 before April 1, 2024, as partial reimbursement of the legal fees the Company incurred in connection with the BCA.

The Company is currently seeking to identify a new target business to consummate a business combination. Our Board currently believes that there will not be sufficient time before September 7, 2023 to complete a business combination with a new target company. Accordingly, the Board believes that in order to be able to consummate a business combination, we will need to obtain the Second Extension Amendment.

Only holders of record of our Class A common stock and Class B common stock (collectively, the “INAQ common stock”) at the close of business on August 15, 2023 (the “Record Date”) are entitled to notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. A complete list of our stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

If the Second Extension Amendment Proposal is approved and implemented, Insight Acquisition Sponsor LLC (the “Sponsor”) (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall deposit into the Trust Account the lesser of $20,000 and $0.02 for each outstanding share of common stock sold in the Company’s initial public offering for each one-month extension. If the Company extends the time to complete a business combination to June 7, 2024, the Lender will make Deposits of up to an aggregate of $180,000. The amounts loaned under the promissory note(s) in connection with the Deposit(s) will only be repaid in the event that the Company consummates a business combination. The Company will have the sole discretion whether to continue extending the time to complete a business combination until each Extended Termination Date, and if the Company determines not to continue extending for an additional period, any obligation to make additional Deposits will terminate. If this occurs, or if the Board otherwise determines that the Company will not be able to consummate an initial business combination by the subsequent Extended Termination Date and does not wish to seek an additional Extension, the Company would wind up the Company’s affairs and redeem 100% of the then-outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Second Extension Amendment Proposal is not approved and implemented.

Approval of the Second Extension Amendment Proposal requires the affirmative vote (virtually or by proxy) of the holders of at least 65% of the shares of INAQ common stock outstanding as of the Record Date, voting together as a single class. The Board has already unanimously approved the Second Extension Amendment. Approval of the Directors Proposal requires the affirmative vote (virtually or by proxy) of a plurality of the votes cast by holders of outstanding shares of INAQ common stock at the Annual Meeting and entitled to vote thereon, voting together as a single class. Approval of the Auditor Proposal requires the affirmative vote (virtually or by proxy) of a majority of the votes cast by holders of outstanding shares of INAQ common stock at the Annual Meeting and entitled to vote thereon, voting together as a single class. Approval of the Adjournment Proposal requires the affirmative vote (virtually or by proxy) of a majority of the votes cast by holders of outstanding shares of INAQ common stock at the Annual Meeting and entitled to vote thereon, voting together as a single class. The approval of the Second Extension Amendment is essential to the implementation of our Board’s plan to extend the date by which we must consummate our business combination. Notwithstanding stockholder approval of the Second Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Second Extension Amendment at any time without any further action by our stockholders.

If the Second Extension Amendment Proposal is not approved at the Annual Meeting or any adjournment or postponement thereof and we do not consummate a business combination by September 7, 2023, in accordance with the Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the shares of our Class A common stock that were initially sold to the public in our IPO and remain outstanding (“public shares”) in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable (including estimated taxes) and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.

Holders of our public shares as of the date of this proxy statement (the “Public Stockholders”) may elect to redeem (an “Election”) their shares for their pro rata portion of the funds available in the Trust Account (including interest earned on the funds held in the Trust Account (net of taxes payable (including estimated taxes) and up to $100,000 of interest to pay dissolution expenses)) in connection with the Second Extension Amendment Proposal.

If the Second Extension Amendment Proposal is approved and the Extension is implemented, then in accordance with the Company’s trust agreement, the Company’s Trust Account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the trust agreement) or (b) the Extended Termination Date.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Annual Meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. If you hold your shares within units, the units must be separated in order to exercise redemption rights.

The Company estimates that the per-share pro rata portion of the Trust Account will be approximately $10.58, before netting out income taxes payable on interest earned in the Trust Account, at the time of the Annual Meeting. The closing price of the Company’s common stock on August 18, 2023 was $10.51. Accordingly, if the market price were to remain the same until the date of the Annual Meeting, exercising redemption rights would result in a public stockholder receiving $0.07 more for each share than if such stockholder sold the shares in the open market. The Company cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares

The Company reserves the right at any time to cancel the Annual Meeting and not to submit to stockholders or implement the Second Extension Amendment Proposal.

Your attention is directed to the proxy statement accompanying this notice (including the annexes thereto) for a more complete description of the proposals. We encourage you to read this proxy statement carefully. If you have any questions regarding the accompanying proxy statement, you may contact Morrow Sodali LLC (“Morrow Sodali”), INAQ’s proxy solicitor, toll-free at (800) 662-5200 or collect at (203) 658-9400 or email at INAQ@info.morrowsodali.com.

By Order of the Board of Directors,
Sincerely,
/s/ Michael Singer
Michael Singer
Executive Chairman
August 24, 2023

i

INSIGHT ACQUISITION CORP.
333 East 91st Street
New York, NY 10128

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD SEPTEMBER 6, 2023

PROXY STATEMENT

DATED AUGUST 24, 2023

FIRST MAILED ON OR ABOUT AUGUST 24, 2023

The annual meeting (the “Annual Meeting”) of stockholders of Insight Acquisition Corp., a Delaware corporation (“we,” “us,” “our,” “INAQ” or the “Company”), will be held on Wednesday, September 6, 2023 at 10:30 a.m. Eastern Time. The Company will be holding the Annual Meeting as a virtual meeting via the following information:

Insight Acquisition Corp.

Meeting Date: Wednesday, September 6, 2023
Meeting Time: 10:30 a.m. Eastern Time (EDT)

Annual Meeting-meeting webpage (information, webcast, telephone access and replay):
https://www.cstproxy.com/insightacqcorp/am2023

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155(toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID:
3742015#

You are cordially invited to attend the Annual Meeting for the purpose of considering and voting upon the following proposals:

Proposal 1 — A proposal to amend (the “Second Extension Amendment”) the Company’s amended and restated certificate of incorporation, as amended (the “Charter”), to extend the date by which the Company has to consummate a business combination (the “Extension”) for up to nine (9) additional one (1) month extensions or from September 7, 2023 up to June 7, 2024 (the “Extended Termination Date”) in exchange for the Company depositing the lesser of $20,000 and $0.02 for each outstanding share of common stock sold in the Company’s initial public offering into the Trust Account as defined in the Charter for each one-month extension (we refer to this proposal as the “Second Extension Amendment Proposal”). A copy of the proposed Second Extension Amendment is attached hereto as Annex A;

Proposal 2 — A proposal to elect one (1) director to serve until the 2026 annual meeting and until his successor has been duly elected and qualified or until his earlier resignation, removal or death (the “Director Proposal”);

Proposal 3 — A proposal to ratify the appointment of WithumSmith+Brown PC, as our independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Proposal”); and

Proposal 4 — A proposal to authorize the Chairman of the Annual Meeting to adjourn the Annual Meeting to a later date or dates (the “Adjournment”), from time to time, at the request of the Chairman of the Annual Meeting, (we refer to this proposal as the “Adjournment Proposal”).

The Second Extension Amendment Proposal is essential to the overall implementation of the plan of the Board to extend the date that the Company has to complete a business combination. The purpose of the Second Extension Amendment and, if necessary, the Adjournment Proposal, is to allow the Company more time and flexibility to complete its proposed business combination (the “Business Combination”).

As previously disclosed, On April 3, 2023, the Company, Avila Amalco Sub Inc., an Alberta corporation (“Amalco Sub”) and Avila Energy Corporation, an Alberta corporation (“Avila”), entered into a Business Combination Agreement (the “BCA”) pursuant to which the Company will acquire Avila for consideration of shares of the Company following its redomicile into the Province of Alberta. The Company’s entry into the BCA was previously disclosed in the Company’s Current Report on Form 8-K, which was filed on April 4, 2023. On August 10, 2023, the Company and Avila mutually agreed to terminate the BCA. Additionally, as part of the agreement to terminate the BCA, Avila agreed to pay the Company $300,000 before April 1, 2024, as partial reimbursement of the legal fees the Company incurred in connection with the BCA.

The Company is currently seeking to identify a new target business to consummate a business combination. Our Board currently believes that there will not be sufficient time before September 7, 2023 to complete a business combination with a new target company. Accordingly, the Board believes that in order to be able to consummate a business combination, we will need to obtain the Second Extension Amendment.

If the Second Extension Amendment Proposal is approved and implemented, Insight Acquisition Sponsor LLC (the “Sponsor”) (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall deposit into the Trust Account the lesser of $20,000 and $0.02 for each outstanding share of common stock sold in the Company’s initial public offering for each one-month extension. If the Company extends the time to complete a business combination to June 7, 2024, the Lender will make deposits of up to an aggregate of $180,000. The amounts loaned under the promissory note(s) in connection with the Deposit(s) will only be repaid in the event that the Company consummates a business combination. The Company will have the sole discretion whether to continue extending the time to complete a business combination until each Extended Termination Date, and if the Company determines not to continue extending for an additional period, any obligation to make additional Deposits will terminate. If this occurs, or if the Board otherwise determines that the Company will not be able to consummate an initial business combination by the subsequent Extended Termination Date and does not wish to seek an additional Extension, the Company would wind up the Company’s affairs and redeem 100% of the then-outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Second Extension Amendment Proposal is not approved and implemented.

Approval of the Second Extension Amendment Proposal requires the affirmative vote (virtually or by proxy) of the holders of at least 65% of the shares of INAQ common stock outstanding as of the Record Date, voting together as a single class. Approval of the Director Proposal requires the affirmative vote of a plurality of the shares of INAQ common stock voted at the Annual Meeting. Approval of the Auditor Proposal requires the affirmative of the majority of the votes cast at the Annual Meeting. Approval of the Adjournment Proposal requires the requires the affirmative vote (virtually or by proxy) of a majority of the votes cast by holders of outstanding shares of INAQ common stock at the Annual Meeting and entitled to vote thereon, voting together as a single class. The Board has already unanimously approved all of the proposals to be voted upon at the Annual Meeting.

Holders of our public shares as of the date of this proxy statement (the “Public Stockholders”) may elect to redeem (an “Election”) their shares for their pro rata portion of the funds available in the Trust Account (including interest earned on the funds held in the Trust Account (net of taxes payable (including estimated taxes) and up to $100,000 of interest to pay dissolution expenses)) in connection with the Second Extension Amendment Proposal without regard as to whether or how such Public Stockholders vote with respect to any Second Extension Amendment (the “Optional Redemption”). However, you will only receive cash in the Optional Redemption if the Second Extension Amendment Proposal is approved and implemented.

If the Second Extension Amendment Proposal is approved and the Extension is implemented, then in accordance with the Company’s trust agreement, the Company’s Trust Account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the trust agreement) or (b) the Extended Termination Date.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the redemption, and the amount remaining in the Trust Account may be significantly reduced from the approximately $30,154,637 that was in the Trust Account as of August 18, 2023. In such event, the Company may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Second Extension Amendment Proposal is not approved and we do not consummate a business combination by September 7, 2023, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes payable (including estimated taxes) and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

In connection with the IPO, the holders of all shares our Class B common stock ( together with holders of Class A common stock received by them in exchange for Class B common stock, the “Class B Holders”) (a) acknowledged that they have no rights of any kind to the funds deposited into the Trust Account in respect of any shares of Class B common stock held by them and (b) waived any redemption rights they may have in respect of any shares of the Company’s Class A common stock held by them in connection with the Company’s initial business combination or a vote to approve the Second Extension Amendment Proposal. However, such stockholders and their respective affiliates will be entitled to liquidating distributions with respect to any public shares held by them that were sold as part of the Company’s IPO if the Company fails to complete an initial business combination within the prescribed timeframe.

In the event of the liquidation of the Trust Account upon the failure of the Company to consummate its initial Business Combination within the time period set forth in the Charter, our Sponsor has agreed to indemnify and hold harmless the Company against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened) to which the Company may become subject as a result of any claim by (i) any third party for services rendered or products sold to the Company or (ii) any prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or Business Combination agreement; provided, however, that such indemnification of the Company by the Sponsor (x) shall apply only to the extent necessary to ensure that such claims by a third party or a prospective target do not reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per Offering Share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, (y) shall not apply to any claims by a third party or a prospective target which executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and (z) shall not apply to any claims under the Company’s indemnity of its underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our Sponsor will not be responsible to the extent of any liability for such third-party claims. However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor’s only assets are securities of our company. Therefore, we cannot assure you that our Sponsor would be able to satisfy those obligations. None of our officers, directors or members of our Sponsor will indemnify us for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our Trust Account distributed to our Public Stockholders upon the redemption of our public shares in the event we do not complete our initial business combination within the prescribed time frame may be considered a liquidating distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at the time of the adoption of the plan that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the ten years following our dissolution. Since we are a blank check company, rather than an operating company, and our operations are limited to searching for prospective target businesses to acquire, the only likely claims to arise are from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

The record date for the Annual Meeting is August 15, 2023. Record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the Annual Meeting. On the record date, there were 8,848,607 outstanding shares of the Company’s common stock including 2,848,607 outstanding public shares. The Company’s warrants do not have voting rights.

This proxy statement contains important information about the Annual Meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated August 24, 2023 and is first being mailed to stockholders on or about August 24, 2023.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following risks, uncertainties and other factors:

•        we have no operating history and no revenues, and you have no basis on which to evaluate our ability to achieve our business objective;

•        our ability to select an appropriate target business or businesses;

•        our ability to complete a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses;

•        our expectations around the performance of a prospective target business or businesses;

•        our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial Business Combination;

•        our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial Business Combination;

•        our potential ability to obtain additional financing to complete our initial Business Combination;

•        our pool of prospective target businesses;

•        our ability to consummate an initial Business Combination due to the uncertainty resulting from the recent COVID-19 pandemic;

•        the ability of our officers and directors to generate a number of potential Business Combination opportunities;

•        our public securities’ potential liquidity and trading;

•        the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;

•        the Trust Account not being subject to claims of third parties;

•        our financial performance following our initial public offering (“IPO”); and

•        the other risk and uncertainties discussed in “Item 1A. Risk Factors,” in our Annual Report on Form 10-K and in our other Securities and Exchange Commission (“SEC”) filings.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the SEC, including, but not limited to, our Annual Report including those factors described under the heading “Risk Factors” therein, and subsequent Quarterly Reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR STOCKHOLDERS

The following questions and answers briefly address some commonly asked questions about the Second Extension Amendment Proposal to be presented at the Annual Meeting. The following questions and answers do not include all the information that is important to our stockholders. We urge stockholders to read carefully this entire proxy statement, including the annexes and the other documents referred to herein.

Q:     Why am I receiving this proxy statement?

A:     The Company is a blank check company incorporated on April 20, 2021 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses.

On September 7, 2021, the Company consummated its IPO, which, when combined with the exercise of the overallotment option by the underwriters and subsequent related private placements, generated net proceeds of $241,200,000. Such net proceeds were deposited into the Trust Account established for the benefit of the Public Stockholders. In connection with the Company’s March 6, 2023 Stockholder Meeting, where the stockholders’ approved an amendment to the Charter to extend the date by which the Company must complete an initial business combination from March 7, 2023 to up to September 7, 2023, stockholders elected to redeem 21,151,393 shares of Class A common stock, which represented approximately 88.1% of the shares that were part of the units that were sold in the Company’s IPO. Following such redemptions, approximately $28,744,831 remained in the Trust Account and 2,848,607 shares of Class A common stock remained issued and outstanding. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before a certain date (in our case, September 7, 2023). The Board believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Termination Date and, if applicable, the Extended Termination Date, in order to allow the Company more time to complete a business combination and is submitting the Second Extension Amendment Proposal (and, if necessary, the Adjournment Proposal) to the stockholders to vote upon.

Q:     What is being voted on?

A:     You are being asked to vote on: (i) a proposal to amend the Charter to extend the date by which the Company has to consummate a business combination to the Extended Termination Date, (ii) a proposal to elect one director to our board, (iii) a proposal to ratify the appointment of auditors for the year ended December 31, 2023, and (iv) a proposal to approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Second Extension Amendment Proposal. Approval of the Second Extension Amendment is a condition to the implementation of the Extension.

If the Second Extension Amendment Proposal is approved such that the Extension is implemented, the removal from the Trust Account of an amount equal to the pro rata portion of funds available in the Trust Account relating to the redeemed public shares in connection with the Election will reduce the amount held in the Trust Account following the Election. The Company cannot predict the amount that will remain in the Trust Account if the Second Extension Amendment Proposal is approved; and the amount remaining in the Trust Account may be significantly reduced from the approximately $30,154,637 that was in the Trust Account as of August 18, 2023. In such event, the Company may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Furthermore, if the applicable Charter Amendment Proposals are approved such that the Extension is implemented, then in accordance with the terms of the Trust Agreement, the Trust Account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Termination Date.

If the Second Extension Amendment Proposal is not approved and we have not consummated a business combination by September 7, 2023, or if the Second Extension Amendment Proposal is approved and we have not completed a business combination by the Extended Termination Date, we will terminate a business combination Agreement and, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes payable (including estimated taxes) and up to $100,000 interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

The Class B Holders have (a) acknowledged that they have no rights of any kind to the funds deposited into the Trust Account in respect of their Class B common stock and shares of Class A common stock received by them in exchange for their shares of Class B common stock and (b) waived any redemption rights they may have in respect of any shares of the Company’s Class A common stock held by them in connection with the Company’s initial business combination or a vote to approve a Second Extension Amendment Proposal. However, such stockholders and their respective affiliates will be entitled to liquidating distributions with respect to any public shares held by them that were sold as part of the Company’s IPO if the Company fails to complete an initial business combination within the prescribed timeframe.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up.

Q:     How many votes do I have at the Annual Meeting?

A:     Our stockholders are entitled to one vote on each Proposal at the Annual Meeting for each share of the Company’s common stock held of record as of August 15, 2023, the record date for the Annual Meeting.

As of the close of business on the record date, there were 8,848,607 outstanding shares of our common stock.

Q:     What constitutes a quorum at the Annual Meeting?

A:     A quorum will be present at the Annual Meeting if a majority of the voting power of all outstanding shares of our common stock outstanding and entitled to vote at the Annual Meeting is represented at the meeting virtually or represented by proxy. In the absence of a quorum, the chairman of the Annual Meeting may adjourn the Annual Meeting. As of the record date for the Annual Meeting, the presence by virtual attendance or by proxy of 4,424,304 shares of our common stock is required to achieve a quorum.

Q:     Why is the Company proposing the Second Extension Amendment Proposal?

A:     The Charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before September 7, 2023. As we explain below, the Company may not be able to complete a business combination by that date.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed by the Extended Termination Date.

Q:     Why should I vote for the Second Extension Amendment Proposal?

A:     The Company’s Board believes stockholders should have an opportunity to evaluate a business combination. Accordingly, the Company’s Board is proposing the Second Extension Amendment to extend the date by which it has to complete a business combination until the Extended Termination Date, which will also allow for the Election to go forth. The Extension would give the Company the opportunity to complete a business combination.

Q:     Why should I vote for the Adjournment Proposal?

A:     If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Annual Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Second Extension Amendment Proposal.

Q:     How do the Company’s insiders intend to vote their shares?

A:     The Sponsor and all of the Company’s directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Second Extension Amendment Proposal.

The Sponsor and the Company’s directors, executive officers and their respective affiliates are not entitled to redeem their Class B common stock or shares of Class A common stock received in exchange therefor. With respect to shares purchased on the open market by the Sponsor or the Company’s directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, the Sponsor and the Company’s directors and executive officers beneficially owned and were entitled to vote 4,650,000 shares of common stock, representing 58.5% of the Company’s issued and outstanding common stock. The 4,650,000 shares of Class A common stock beneficially owned by the Sponsor and the Company’s directors and executive officers include 2,000,000 shares of Class A common stock currently held by Oceanic Greystone Securities Inc. which will be returned to the Sponsor within sixty (60) days of the date of this Proxy Statement. The Sponsor and the Company’s directors, executive officers and their affiliates did not beneficially own any public shares as of the record date.

Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Annual Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.51 per share, based on the amounts held in the Trust Account as of August 18, 2023); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Annual Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of shares of the Company’s common stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to limit the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Annual Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension proposal.

Q:     How are the Company’s insiders’ interests in the Second Extension Amendment different from those of the Public Stockholders?

A:     Our Sponsor and our directors and officers will lose their entire investment in the Company if an initial business combination is not completed by the termination date set forth in the Charter. If the Second Extension Amendment is approved, the Company will have more time and flexibility to obtain stockholder approval for a business combination and the insiders, including our Sponsor and our directors and officers, are less likely to lose their investment in the Company.

Q:     What vote is required to adopt the proposals?

A:     Approval of the Second Extension Amendment Proposal requires the affirmative vote (virtually or by proxy) of the holders of at least 65% of shares of INAQ common stock outstanding as of the Record Date, voting together as a single class. Approval of the Director Proposal requires the affirmative vote of a plurality of the shares of INAQ common stock voted at the Annual Meeting. Approval of the Auditor Proposal requires the affirmative of the majority of the votes cast at the Annual Meeting. Approval of the Adjournment Proposal will require the affirmative vote (virtually or by proxy) of a majority of the votes cast by holders of outstanding shares of INAQ common stock at the Annual Meeting and entitled to vote thereon, voting together as a single class.

Q:     What if I don’t want to vote for the Second Extension Amendment?

A:     If you do not want the Second Extension Amendment to be approved, you must abstain, not vote, or vote against the proposals. If the Second Extension Amendment Proposal is approved, and the Extension is implemented, some trust assets will be liquidated and will be withdrawn from the Trust Account and paid to the redeeming Public Stockholders. Broker non-votes, abstentions or the failure to vote on the Second Extension Amendment Proposal will have the same effect as votes “AGAINST” the Second Extension Amendment Proposal.

Q:     What happens if the Second Extension Amendment is not approved?

A:     If the Second Extension Amendment is not approved at the Annual Meeting or at any adjournment or postponement thereof and we have not consummated a business combination by September 7, 2023, we will terminate the Letter of Intent and, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes payable (including estimated taxes) and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

The Class B Holders have (a) acknowledged that they have no rights of any kind to the funds deposited into the Trust Account in respect of their Class B common stock and shares of Class A common stock received in exchange for their Class B common stock and (b) waived any redemption rights they may have in respect of any shares of the Company’s Class A common stock held by them in connection with the Company’s initial business combination or a vote to approve the Second Extension Amendment Proposal. However, such stockholders and their respective affiliates will be entitled to liquidating distributions with respect to any public shares held by them that were sold as part of the Company’s IPO if the Company fails to complete an initial business combination within the prescribed timeframe. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

Q:     If the Second Extension Amendment is approved, what happens next?

A:     If the Second Extension Amendment is approved at the Annual Meeting or any adjournment or postponement thereof, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto and continue its efforts to enter into a definitive agreement and obtain approval for a business combination at a special meeting of its stockholders prior to the Extended Termination Date. Additionally, if the Second Extension Amendment Proposal is approved and the Extension is implemented, then in accordance with the terms of the Trust Agreement, the Trust Account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Termination Date.

Public Stockholders may elect to redeem their shares for their pro rata portion of the funds available in the Trust Account regardless as to whether or how such Public Stockholders vote with respect to the Second Extension Amendment Proposal. If the Second Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining Public Stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account when a business combination is submitted to the stockholders. The removal from the Trust Account of an amount equal to the pro rata portion of funds available in the Trust Account relating to the redeemed public shares in connection with the Election will reduce the amount held in the Trust Account and increase the percentage interest of the Company’s common stock held by the Class B Holders through their shares of Class B common stock.

If the Second Extension Amendment is approved but the Company does not complete a business combination by the Extended Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes payable (including estimated taxes) and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

If the Second Extension Amendment Proposal is approved and implemented, Insight Acquisition Sponsor LLC (the “Sponsor”) (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall deposit into the Trust Account the lesser of $20,000 and $0.02 for each outstanding share of common stock sold in the Company’s initial public offering for each one-month extension. If the Company extends the time to complete a business combination to June 7, 2024, the Lender will make deposits of up to an aggregate of $180,000. The amounts loaned under the promissory note(s) in connection with the Deposit(s) will only be repaid in the event that the Company consummates a business combination. The Company will have the sole discretion whether to continue extending the time to complete a business combination until each Extended Termination Date, and if the Company determines not to continue extending for an additional period, any obligation to make additional Deposits will terminate. If this occurs, or if the Board otherwise determines that the Company will not be able to consummate an initial business combination by the subsequent Extended Termination Date and does not wish to seek an additional Extension, the Company would wind up the Company’s affairs and redeem 100% of the then-outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Second Extension Amendment Proposal is not approved and implemented.

Q:     Would I still be able to exercise my redemption rights if I don’t vote or I vote against the proposals?

A:     You are not required to vote in order to redeem your shares of the Company’s common stock. If you do vote, you may exercise your redemption rights regardless of whether you vote your shares of the Company’s common stock for or against the Second Extension Amendment Proposal. As a result, the proposal can be approved by stockholders who will redeem their shares and no longer remain stockholders, leaving stockholders who choose not to redeem their shares holding shares in a company with a less liquid trading market, fewer stockholders, less cash and the potential inability to meet the continued listing standards of Nasdaq.

Unless you elect to redeem all of your shares in connection with the Annual Meeting, you will be able to vote on a business combination if and when it is submitted to stockholders. If you do not elect to redeem all of your shares in connection with the Annual Meeting, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in the Charter.

Q:     How do I exercise my redemption rights?

A:     In order to exercise your redemption rights, you must, prior to 5:00 p.m., Eastern Time, on September 1, 2023 (two business days before the Annual Meeting), you must (x) submit a written request, which includes the name of the beneficial owner of the shares to be redeemed, to our transfer agent that we redeem your public shares for cash, and (y) deliver your stock to our transfer agent physically or electronically through the Depository Trust Company, or DTC. The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question “Who can help answer my questions?” below.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Second Extension Amendment Proposal. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Q:     If I am a Company warrant holder, can I exercise redemption rights with respect to my warrants?

A:     No. The holders of our warrants have no redemption rights with respect to our warrants.

Q:     How are the funds in the Trust Account currently being held?

A:     With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since the Company’s initial public offering, been held only within U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, with a maturity of 185 days or less, or in an open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act of 1940, as determined by the Company, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), we will, on or prior to the 24 month anniversary of the closing of the Company’s IPO, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash or interest-bearing accounts until the earlier of consummation of our initial business combination or liquidation, As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our Public Stockholders would receive upon any redemption or liquidation of the Company.

Q:     If I am a Company unit holder, can I exercise redemption rights with respect to my units?

A:     In order to exercise redemption rights with respect to shares of Class A common stock held within units, holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. See “How do I exercise my redemption rights?” above. The address of Continental Stock Transfer & Trust Company is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, our transfer agent. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Q:     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the Second Extension Amendment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:     How do I vote?

A:     If you were a holder of record of our common stock on August 15, 2023, the record date for the Annual Meeting, you may vote with respect to the proposals online during the Annual Meeting or any adjournment thereof by accessing https://www.cstproxy.com/insightacqcorp/am2023, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided in accordance with the instructions set forth on the enclosed proxy card. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided to you by your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly represented and voted at the Annual Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to participate in the virtual Annual Meeting and vote online during the Annual Meeting, obtain a legal proxy from your broker, bank or other nominee and email a copy (a legible photograph is sufficient) of your legal proxy to INAQ@info.morrowsodali.com.

Q:     What will happen if I abstain from voting or fail to vote at the Annual Meeting?

A:     At the Annual Meeting, we will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. A failure to vote or an abstention will have the same effect as a vote “AGAINST” the Second Extension Amendment Proposal. Additionally, if you abstain from voting or fail to vote at the Annual Meeting, you may still exercise your redemption rights (as described above).

Q:     What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:     Signed and dated proxies received by us without an indication of how the stockholder intends to vote on a proposal will be voted “FOR” the proposals described herein.

Q:     If I am not going to participate in the virtual Annual Meeting, should I return my proxy card instead?

A:     Yes. Whether you plan to participate in the virtual Annual Meeting or not, please read this proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided in accordance with the instructions set forth on the enclosed proxy card.

Q:     If my shares are held in “street name,” will my broker, bank or other nominee automatically vote my shares for me?

A:     No. Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe the proposals presented to the stockholders at the Annual Meeting will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purpose of determining the existence of a quorum or for purposes of determining the number of votes cast at the Annual Meeting. Your broker, bank or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your nominee to vote your shares in accordance with directions you provide.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. You may change your vote by sending a later-dated, signed proxy card to our transfer agent at the address listed under “Who can help answer my questions?” below so that it is received by the transfer agent prior to the Annual Meeting, or participate in the virtual Annual Meeting and vote online during the Annual Meeting. You also may revoke your proxy by sending a notice of revocation to Morrow Sodali (“Morrow”) at INAQ@info.morrowsodali.com, which must be received prior to the Annual Meeting.

Q:     What should I do if I receive more than one set of voting materials?

A:     You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in accordance with the instructions set forth on the enclosed proxy card in order to cast your vote with respect to all of your shares.

Q:     Who will solicit and pay the cost of soliciting proxies?

A:     The Company will pay the cost of soliciting proxies for the Annual Meeting. The Company has engaged Morrow to assist in the solicitation of proxies for the Annual Meeting. The Company has agreed to pay Morrow Sodali a fee of $30,000 plus costs and expenses, which fee also includes Morrow Sodali acting as the inspector of elections at the Annual Meeting. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Company’s common stock for their expenses in forwarding soliciting materials to beneficial owners of the Company’s common stock and in obtaining voting instructions from those beneficial owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact:

Insight Acquisition Corp.
333 East 91st Street
New York, NY 10128
Tel: (917) 374-2922

You may also contact our proxy solicitor at:

Morrow Sodali LLC
470 West Avenue
Stamford CT 06902
Call: (800) 662-5200 toll-free
or (203) 658-9400
Email: INAQ@info.morrowsodali.com

To obtain timely delivery, our stockholders must request the materials no later than 5 business days prior to the Annual Meeting. You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your public shares, you will need to send a letter requesting redemption and deliver your stock (either physically or electronically) to our transfer agent at least two business days prior to the Annual Meeting. If you have questions regarding the redemption or delivery of your stock, please contact:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on April 19, 2023, our Quarterly Report on Form 10-Q filed with the SEC on June 2, 2023 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that a business combination will be consummated prior to the Extended Termination Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of a business combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Second Extension Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a business combination. The fact that we will have separate redemption periods in connection with the Extension and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

Public Stockholders that do not elect to redeem their public shares may receive a lower per-share redemption price in connection with the dissolution and winding up of the Company than the per-share redemption price paid to Public Stockholders who elect to redeem their public shares.

If the Second Extension Amendment Proposal is approved and the Extension is effected, Public Stockholders who elect to redeem their public shares will receive a per-share redemption price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes payable (including estimated taxes) and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares. Such per-share price does not take into account up to $100,000 of interest to pay dissolution expenses and any taxes determined to be payable subsequent to the Optional Redemption. Such dissolution expenses and taxes would be taken into account when calculating the per-share redemption price that the remaining Public Stockholders receive in connection with the dissolution and winding up of the Company, which, if the Second Extension Amendment Proposal is approved and the Extension is effected, may result in a per-share price paid to the remaining Public Stockholders in connection with the dissolution and winding up of the Company that is lower than the per-share price paid to Public Stockholders who elect to redeem their public shares.

In the event the Second Extension Amendment Proposal is approved and the Extension is effected, the ability of our Public Stockholders to exercise redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our securities.

A public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash. The ability of our Public Stockholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our Class A common stock. As a result, you may be unable to sell Class A common stock even if the per-share market price is higher than the per-share redemption price paid to Public Stockholders who elect to redeem their public shares.

Nasdaq may delist our securities from trading on its exchange following stockholder redemptions in connection with approval of the Second Extension Amendment Proposal, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A common stock and units are listed on Nasdaq. In connection with the Annual Meeting stockholders will be offered an opportunity to redeem their shares of common stock in connection with the Second Extension Amendment Proposal. After the Annual Meeting, we may be required to demonstrate compliance with

Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. There can be no assurance that the Company will continue to comply with Nasdaq’s continued listing requirements and failure to comply with Nasdaq’s continued listing requirements may result in the delisting of the Company’s securities.

If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to consummate an initial business combination and instead be required to liquidate the Company. To avoid that result, if the Second Extension Amendment is approved such that the Extension is implemented, on or shortly prior to the 24-month anniversary of the closing of the Company’s IPO, we will liquidate securities held in the Trust Account and instead hold all funds in the Trust Account in cash. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount that our public stockholders would receive upon any redemption or liquidation of the Company.

On March 30, 2022, the SEC issued proposed rules relating, among other things, to circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a SPAC to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the closing of the Company’s IPO. Such SPAC would then be required to complete its initial business combination no later than 24 months after the closing of the Company’s IPO.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not entered into a definitive agreement within 18 months after the of the closing of the Company’s IPO or that does not consummate its initial business combination within 24 months after such date. We have not yet entered into a definitive business combination agreement, and we can provide no assurances that we can consummate our initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to consummate an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

The funds in the Trust Account have, since our IPO, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, with a maturity of 185 days or less, or in an open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act of 1940, as determined by the Company. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940, as amended), we will, on or shortly prior to the 24 month anniversary of the e closing of the Company’s IPO, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash or interest-bearing accounts until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our Public Stockholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the closing of the Company’s IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our Public Stockholders would receive upon any redemption or liquidation.

We will likely be subject to the Excise Tax included in the Inflation Reduction Act of 2022 in connection with redemptions of our Class A common stock after December 31, 2022.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”), which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and because our securities trade on NYSE, we are a “covered corporation” within the meaning of the IR Act. While not free from doubt, absent any further guidance from the U.S. Department of the Treasury (the “Treasury”), who has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax, the Excise Tax may apply to any redemptions of our Class A common stock after December 31, 2022, including redemptions in connection with an initial business combination, extension vote or otherwise, unless an exemption is available. The Excise Tax would be payable by the Company and not by the redeeming holders. Generally, issuances of securities by us in connection with an initial business combination transaction (including any PIPE transaction at the time of an initial business combination), as well as any other issuances of securities not in connection with an initial business combination, would be expected to reduce the amount of the Excise Tax in connection with redemptions occurring in the same calendar year.

Whether and to what extent we would be subject to the Excise Tax in connection with a business combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with an business combination, extension vote or otherwise, (ii) the structure of a business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a business combination (or otherwise issued not in connection with a business combination but issued within the same taxable year of a business combination) and (iv) the content of regulations and other guidance from the Treasury. Consequently, the Excise Tax may make a transaction with us less appealing to potential business combination targets. However, as we do not believe that we will be able to consummate a business combination transaction by tax year end 2023, any redemptions of our Class A common stock in the 2023 tax year will likely be subject to the Excise Tax without the possibility of an offset or reduction. Finally, based on recently issued interim guidance from the Internal Revenue Service and Treasury, subject to certain exceptions, the Excise Tax should not apply in the event of our complete liquidation.

The Company may not be able to complete an initial business combination with a non-U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

In the event the Company seeks to do a business combination with a non-U.S target company the initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as CFIUS, the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), or ultimately prohibited. If an initial business combination falls within CFIUS’s jurisdiction, the Company may determine that it is required to make a mandatory filing or that it will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing of the initial business combination. CFIUS may decide to block or delay the in initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order the combined company to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent the Company from pursuing certain initial business combination opportunities that the Company believes would otherwise be beneficial to the Company and its stockholders. As a result, the pool of potential targets with which the Company could complete an initial business combination may be limited and the Company may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and the Company has limited time to complete its initial business combination. If the Company cannot complete its initial business combination within the Combination Period because the review process drags on beyond such timeframe, or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, the Company may be required to liquidate. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company. In addition, the Warrants will expire worthless.

ANNUAL MEETING OF THE COMPANY STOCKHOLDERS

General

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our Board for use at the Annual Meeting of stockholders to be held on September 6, 2023, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about August 24, 2023. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the Annual Meeting.

The Company reserves the right at any time to cancel the Annual Meeting and not to submit to stockholders or implement the Second Extension Amendment.

Date, Time and Place of Annual Meeting

The Annual Meeting will be held exclusively via a live webcast at https://www.cstproxy.com/insightacqcorp/am2023, on September 6, 2023, at 10:30 a.m. Eastern Time. To participate in the virtual meeting, an INAQ stockholder of record will need the 16-digit control number included on your proxy card or instructions that accompanied your proxy materials, if applicable, or to obtain a proxy form from your broker, bank or other nominee. The Annual Meeting webcast will begin promptly at 10:30 a.m. Eastern Time. INAQ stockholders are encouraged to access the Annual Meeting prior to the start time. If you encounter any difficulties accessing the virtual meeting or during the meeting time, please call the technical support number that will be posted on the virtual meeting login page.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Annual Meeting if you owned shares of our common stock at the close of business on August 15, 2023, which is the record date for the Annual Meeting. You are entitled to one vote for each share of our common stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 8,848,607 shares of the Company’s common stock outstanding, of which 2,848,607 are public shares and 4,650,0001 are shares held by our Sponsor, independent directors and certain other stockholders.

Quorum and Required Vote for Proposal for the Annual Meeting

A quorum of INAQ’s stockholders is necessary to hold a valid meeting. A quorum will be present at the Annual Meeting if holders of a majority in voting power of INAQ common stock issued and outstanding and entitled to vote at the Annual Meeting is present in person virtually or represented by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum at the Annual Meeting.

The approval of the Second Extension Amendment requires the affirmative vote (virtually or by proxy) of holders of at least 65% of the outstanding shares of INAQ common stock at the Annual Meeting and entitled to vote thereon, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or virtually at the Annual Meeting, as well as an abstention from voting, or a broker non-vote with regard to the Second Extension Amendment, will each have the same effect as a vote “AGAINST” the Second Extension Amendment.

In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Annual Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption

____________

1        These shares include 2,000,000 shares of Class A common stock currently held by Oceanic Greystone Securities Inc. which will be returned to Insight Acquisition Sponsor LLC, within sixty (60) days of the date of this Proxy Statement.

process (i.e., approximately $10.58 per share, minus taxes payable, based on the amounts held in the Trust Account as of August 18, 2023); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Annual Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of shares of the Company’s common stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to limit the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Annual Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension proposal.

Recommendation to the Company Stockholders

Our Board believes that the Second Extension Amendment Proposal and the other proposals to be presented at the Annual Meeting are in the best interests of the Company and our stockholders and unanimously recommends that its stockholders vote “FOR” each of the proposals.

Broker Non-Votes and Abstentions

Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or other nominee. We believe the proposals presented to our stockholders will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instructions with the exception of the Auditor Proposal and the Adjournment Proposal. If you do not provide instructions with your proxy, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.”

Abstentions are considered present for the purposes of establishing a quorum but will have the same effect as a vote “AGAINST” the Second Extension Amendment Proposal. Broker non-votes will have the effect of a vote “AGAINST” the Second Extension Amendment Proposal.

Voting Your Shares

Each share of our common stock that you own in your name entitles you to one vote on the proposals for the Annual Meeting. Your one or more proxy cards show the number of shares of our common stock that you own.

•        You can vote your shares in advance of the Annual Meeting by completing, signing, dating and returning the enclosed proxy card in the pre-addressed postage-paid envelope. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the

Annual Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our Board. Our Board recommends voting “FOR” each of the Proposals being voted on at the Annual Meeting.

•        You can participate in the virtual Annual Meeting and vote during the Annual Meeting even if you have previously voted by submitting a proxy as described above. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Annual Meeting or at such meeting by doing any one of the following:

•        you may send another proxy card with a later date;

•        you may notify Morrow in writing at INAQ@info.morrowsodali.com, before the Annual Meeting that you have revoked your proxy; or

•        you may participate in the virtual Annual Meeting, revoke your proxy, and vote during the Annual Meeting, as indicated above.

No Additional Matters May Be Presented at the Annual Meeting

The Annual Meeting has been called to consider and vote upon the Proposals. Under our bylaws, other than procedural matters incident to the conduct of the Annual Meeting, no other matters may be considered at the Annual Meeting if they are not included in this proxy statement, which serves as the notice of the Annual Meeting.

Who Can Answer Your Questions About Voting

If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may call Morrow Sodali, our proxy solicitor, at (800) 662-5200. Banks and Brokerage Firms may call collect at: (203) 658-9400.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If a Business Combination is not completed, the Sponsor will lose an aggregate of approximately $56.9 million, comprised of the following:

•        approximately $48.9 million (based on the closing price of $10.51 per share of Mountain Crest Common Stock on the Nasdaq Stock Market as of August 18, 2023) of the 4,650,000 Founder Shares2 it holds;

•        approximately $7.5 million (based on the purchase price of $1.00 per private placement warrant) as a result of the 7,500,000 private placement warrants purchased by the Sponsor;

•        repayment of an interest-free extension loan of $480,000, which will be forgiven, except to the extent of any funds held outside of the Trust Account, by the Sponsor or its affiliates if Mountain Crest is unable to consummate a Business Combination during the Combination Period.

____________

2        These shares include 2,000,000 shares of Class A common stock currently held by Oceanic Greystone Securities Inc. which will be returned to Insight Acquisition Sponsor LLC, within sixty (60) days of the date of this Proxy Statement.

•        At the special meeting of stockholders held on March 6, 2023, the Company’s stockholders approved an amendment to the Company’s Charter (the “First Extension Amendment Proposal”), giving the Company the right to extend the date by which the Company has to consummate a business combination for up to six (6) one-month extensions from March 7, 2023 to September 7, 2023 in exchange for the Company depositing $80,000 into the Trust Account as defined in the Charter for each one-month extension. We refer to the amendments to the certificate of incorporation and to the Trust Agreement collectively as the “Initial Extension Amendments.”.

•        As a result of the Initial Extension Amendments, the Sponsor provided the Company $480,000 to be deposited into the Trust Account, as interest-free loans. Since the loans will become payable only after Closing of a Business Combination, the Sponsor will lose repayment of the $480,000 loan if a Business Combination is not completed after the extension. No funds from the Trust Account would be used to repay such loan in the event of Mountain Crest’s liquidation.

Redemption Rights

Pursuant to our currently existing charter, our Public Stockholders shall be provided with the opportunity to redeem their public shares upon the approval of the Second Extension Amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares.

If your redemption request is properly made and the applicable Second Extension Amendment is approved, the redeemed shares will cease to be outstanding and will represent only the right to receive such amount. For illustrative purposes, based on funds in the Trust Account of approximately $30,154,637 on August 18, 2023, the estimated per share redemption price would have been approximately $10.58, subject to withdrawals for any taxes payable.

In order to exercise your redemption rights, you must:

•        submit a request in writing prior to 5:00 p.m., Eastern Time, on September 1, 2023 (two business days before the Annual Meeting) that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com; and

•        deliver your public shares either physically or electronically through DTC to our transfer agent at least two business days before the Annual Meeting. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in “street name” will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Second Extension Amendment Proposal. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising redemption rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your redemption rights and the redemption is effectuated, your shares of our common stock will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Second Extension Amendment is not approved and we do not consummate an initial business combination by September 7, 2023 (subject to the requirements of law), we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the Public Stockholders, and our warrants to purchase common stock will expire worthless.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

PROPOSAL NO. 1 — THE SECOND EXTENSION AMENDMENT PROPOSAL

The proposed Second Extension Amendment would amend our existing charter to extend the date by which the Company has to consummate a business combination (the “Extension”) for up to nine (9) additional one (1) month extensions or from September 7, 2023 up to June 7, 2024 (the “Extended Termination Date”) in exchange for the Company depositing $180,000 into the Trust Account as defined in the Charter for each additional one-month extension. The complete text of the proposed amendment is attached to this proxy statement as Annex A, and paragraphs five, seven and ten contain the amendments related to the Extension. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms. Even if approved by stockholders, our Board retains the discretionary authority not to file the Certificate of Amendment implementing the Second Extension Amendment if it subsequently determines that to do so would not be in the best interests of the Company and its stockholders.

Reasons for the Proposed Second Extension Amendment

The Company is proposing to amend its charter to extend the date by which it has to consummate a business combination from September 7, 2023 to the Extended Termination Date.

The Second Extension Amendment is essential to allowing the Company more time to consummate a business combination. Approval of the Second Extension Amendment is a condition to the implementation of the Extension.

If the Second Extension Amendment Proposal is approved and the Extension is implemented, then in accordance with the terms of the Trust Agreement, the Trust Account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Termination Date.

If the Second Extension Amendment Proposal is not approved and we have not consummated a business combination by September 7, 2023, we will cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes payable (including estimated taxes) and up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

Vote Required for Approval

Approval of the Second Extension Amendment Proposal requires the affirmative vote (virtually or by proxy) of the holders of at least 65% of shares of INAQ common stock outstanding as of the Record Date, voting together as a single class. Broker non-votes, abstentions or the failure to vote on the Second Extension Amendment will have the same effect as a vote “AGAINST” the Second Extension Amendment.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS
VOTE “FOR” THE SECOND EXTENSION AMENDMENT.

PROPOSAL NO. 2 — THE Director PROPOSAL

Nominees for Director

Our board of directors has five members, three of whom are deemed “independent” under SEC and Nasdaq rules. Our board of directors is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. The term of office of the first class of directors, consisting of David Brosgol, will expire at our first annual meeting of stockholders. The term of office of the second class of directors, consisting of Victor Pascucci, III and William Ullman, will expire at the second annual meeting. The term of office of the third class of directors, consisting of Michael Singer and Jeffrey Gary, will expire at our third annual meeting of stockholders.

At the Annual Meeting, David Brosgol is up for re-election, with such directors to serve until the 2026 Annual Meeting of Shareholders and until their respective successors have been elected and has qualified, or until their earlier resignation, removal or death, unless the term is otherwise fixed by a resolution of members.

If for some unforeseen reason one or more of the nominees is not available as a candidate for director, the proxies may be voted for such other candidate or candidates as may be nominated by the Board.

The following table sets forth the positions and offices presently held with the Company by each director, their age as of the Record Date. Proxies not marked to the contrary will be voted in favor of each such nominee’s election.

Name	Age	Title
Michael Singer	56	Executive Chairman
Jeffrey Gary	60	Chief Executive Officer, Chief Financial Officer and Director
David Brosgol	55	Director
Victor Pascucci, III	52	Director
William Ullman	59	Director

The following is a summary of the biographical information of our director-nominee:

David Brosgol, one of our directors since September 2021, is General Counsel of Voyager Digital, a crypto-asset trading platform for retail and institutional investors. Prior to joining Voyager Digital in February 2021, Mr. Brosgol worked with Anchorage, a crypto-native custodian and digital asset platform as a Manager and Advisor, from December 2019 to November 2020. From October 2017 to April 2019, he was a Founder, General Counsel and Chief Compliance Officer at DACC. Prior to its acquisition by Bakkt, DACC was a pioneer in the digital asset space providing institutional custody of digital assets. From June 2016 to October 2017, Mr. Brosgol was General Counsel and Managing Director at Maverick Capital, a multi-billion-dollar hedge fund manager. Mr. Brosgol earned a B.A. in Economics from Trinity College in 1990, an M.A. in Philosophy from the University of Essex in 1992 and a J.D. from the University of Virginia in 1995. We believe Mr. Brosgol’s substantial experience in securities, digital assets and blockchain technology, investment management, finance and corporate governance make him well qualified to serve on our board of directors.

Other directors:

Michael Singer has served as our Executive Chairman and as a director since April 2021. He is the Managing Partner of Alternative Insight, LLC. In 2017, he formed Alternative Insight LLC to serve as management company for his investment management activities, directorships and consultancy. He was Executive Vice Chairman of the Board of Directors of National Holdings Corporation (Nasdaq: NHLD), which was sold to B. Riley Financial in February 2021. From 2012 to 2017, Mr. Singer was Chief Executive Officer and President of Ramius (Cowen Investment Management). Prior to that, he was Head of Alternative Investments at Third Avenue Management. From 2004 to 2009, he was co-President of Ivy Asset Management, an institutional fund of hedge funds business. Mr. Singer began his career at Weiss, Peck & Greer, where he spent nine years and served as Senior Managing Director and Executive Committee Member. Mr. Singer received his Juris Doctorate from the Emory University School of Law and Bachelor of Science degree in accounting with honors from Penn State University. He is an attorney and CPA. We believe Mr. Singer’s deep asset management industry background, coupled with broad operational and transactional experience, make him well qualified to serve as Executive Chairman of our board of directors.

Jeffrey Gary has served as our Chief Executive Officer, Chief Financial Officer and as a director since April 2021. Mr. Gary has a 30-year track record in the investment and financial services industry, including significant M&A experience. He is an experienced board member and investor, having worked on numerous transactions with SPACs and public and private equity companies and has directly led audit, fiduciary, and corporate governance committees of these companies. He was on the on the board of directors of National Holdings Corporation (Nasdaq: NHLD) (February 2019 to February 2021), where he also served as the chair of the audit committee until the successful sale of National to B. Riley Financial in February 2021. He currently serves on the Board of Directors for the Arca US Treasury Mutual Fund and is the Audit Committee Chair (since December 2019). Mr. Gary also sits on the advisory boards for Monroe Capital (since January 2020) and two FinTech companies, DealBox (since May 2019) and Total Network Service/Digital Names (since May 2019). From October 2018 to March 2020, Mr. Gary served on the board of directors of the Axonic Alternative Income Mutual Fund. Previously, Mr. Gary was a senior portfolio manager and led investment teams at Avenue Capital Group (from January 2012 to July 2018), Third Avenue (from May 2009 to December 2010), BlackRock (NYSE: BLK) (from September 2003 to December 2008), AIG/American General (NYSE: AIG) (from May 1998 to September 2003), and Koch Industries (from September 1996 to April 1998) where he invested across all asset classes with a focus on the high-yield, bank loan and distressed markets. During this time, he operated in a variety of roles, which included presenting each quarter on regulatory, compliance, shareholder, the Sarbanes-Oxley Act of 2002, and other SEC matters to the Board. His role also included making investments and negotiating capital structures for numerous corporate buyout and acquisition transactions. He also successfully launched and managed several new investment businesses between 1996 and 2018, and was an angel investor/advisor for a start-up healthcare company. For a number of years, Mr. Gary was the portfolio manager for numerous NYSE-listed funds. Mr. Gary also sat as an investment committee member at BlackRockKelso Capital BDC (Nasdaq: BKCC) (“BKCC”) from February 2005 to December 2008, where he was involved with the review and approval of all private equity and credit investments, and was a team member in the launch and initial public offering of BKCC. Additionally, Mr. Gary was employed at Avenue Capital from January 2012 to July 2018. He started his career at PricewaterhouseCoopers as a senior auditor from September 1984 to June 1987 and later as a senior analyst at Citigroup (NYSE: C) from July 1987 to July 1988. From August 1988 to December 2002, Mr. Gary was an investment banker at Mesirow Financial. From January 1993 to August 1996, he was a senior distressed analyst at Cargill, Inc. Mr. Gary served as a Board Director and Chief Financial Officer of Fusion I from June 2020 until its business combination with MoneyLion in September 2021 and continues to be a Board Director of MoneyLion. Mr. Gary also served on the Board of Directors and as the Chief Financial Officer of Fusion II from February 2021 until January 2022. Mr. Gary earned a Bachelor of Science in Accounting from Penn State University in 1984 and a Master of Business Administration in Finance and International Business from Northwestern University (Kellogg) in 1991. Mr. Gary is a Certified Public Accountant. We believe Mr. Gary’s significant experience in the financial services industry and with M&A and SPAC transactions and service on numerous public company and private company boards of directors make him well qualified serve on our board of directors.

Victor Pascucci, III, one of our directors since September 2021, has served as Managing Partner at Energy Capital Ventures, an early-stage venture capital fund focused on the energy sector, and an Advisory Partner at IA Capital, an early-stage venture capital fund focused on the insurance and fintech sector, each since January 2020. From January 2017 to January 2020, Mr. Pascucci was Managing Partner at Lightbank, an early stage venture capital firm where he led investments in Clearcover, Extend and Billtrim. From August 2016 to January 2017, he was Venture Partner and Investment Director at Munich Re | HSB Ventures, a Global 100 diversified insurance company where he led investments in insurtech. From September 2015 to August 2016, he was a Consultant and Advisor at Attraction Ventures LLC, a consulting practice to corporate venture capital programs and venture capital firms. From 2011 to September 2015, Mr. Pascucci was Head of Corporate Development of USAA, an integrated financial services company with a $330M fintech and insurtech fund. Investments while at USAA included Coinbase, MX, ID.me, Prosper Marketplace, Cartera Commerce and TRUECar. Also at USAA, Mr. Pascucci held leadership positions in the General Counsel division and Enterprise Strategy & Transformation. In addition, since January 2019, he has served as an independent consultant, board member and advisor to entrepreneurs and venture backed companies, including Axio Global Inc., EnergyCX, Edmit, ID.me Inc, Leaplife, Clearcover and Paceline. Mr. Pascucci earned a B.A. in Communications from Bowling Green State University in 1992 and a J.D. from the University of Toledo College of Law. We believe Mr. Pascucci’s substantial experience in venture capital, Fintech, insurtech, leading and structuring venture capital, joint venture and merger/acquisition transactions, corporate leadership and strategy and board advisory make him well qualified to serve on our board of directors.

William Ullman, one of our directors since September 2021, is the Chief Executive Officer of Water Street Advisors LLC, a registered investment advisor. He is also the Founder and Chief Executive Officer of The Daily FinQ, a mobile application designed to help Americans become smarter about money and finance, since 2019. Mr. Ullman has been a board member of Van Eck Associates Corp., a New York based investment firm, since 2010. He also currently serves as a special advisor to FinTech Collective, a venture capital firm, a member of the board of directors of the Capital Returns Fund, since 2010, and a senior advisor to Berkshire Global, since 2020. From 2016 to 2018, Mr. Ullman served as Chief Commercial Officer of Orchard Platform and Chief Executive Officer of its broker-dealer subsidiary (Orchard Platform Markets LLC) prior to its sale to Kabbage in 2018. From 2006 to 2016, he was the founder of Right Wall Capital Management LLC, a firm focused on investing in the financial services sector, including financial technology companies. From 2001 to 2006, Mr. Ullman was the Senior Managing Director, Global Clearing Services at Bear Stearns & Co., Inc. Mr. Ullman earned an A.B. in History from Princeton University in 1985 and an M.B.A. from the Anderson School at UCLA in 1989. We believe Mr. Ullman’s substantial experience as an investment banker covering financial institutions, an operating executive, an investment manager, an advisor to financial technology start-ups and a board member make him well qualified to serve on our board of directors.

Number and Terms of Office of Officers and Directors

Our board of directors consists of five members. Our board of directors is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. In accordance with the Nasdaq Stock Market corporate governance requirements, we are not required to hold an annual meeting until one year after our first fiscal year end following our listing on the Nasdaq Stock Market. The term of office of the first class of directors, consisting of Mr. Brosgol, will expire at our first annual meeting of stockholders. The term of office of the second class of directors, consisting of Messrs. Pascucci and Ullman, will expire at the second annual meeting of stockholders. The term of office of the third class of directors, consisting of Messrs. Singer and Gary, will expire at the third annual meeting of stockholders.

Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint officers as it deems appropriate pursuant to our amended and restated certificate of incorporation.

Director Independence

The rules of the Nasdaq Stock Market LLC require that a majority of our board of directors be independent within one year of our IPO. Our board of directors has determined that each of David Brosgol, Victor Pascucci, III and William Ullman are “independent directors” as defined in the Nasdaq Stock Market LLC rules and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Vote Required and Board of Directors’ Recommendation

Approval of the Director Proposal requires a plurality of the eligible votes cast is required to elect director nominees, and as such, the nominee who receives the greatest number of votes cast by stockholders, entitled to vote at the meeting, will be elected. If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on the Director Proposal, unless you direct the holder how to vote, by marking your proxy card. For purposes of the election of directors, abstentions will not count as a vote cast at the Annual Meeting and will have no effect on the outcome of the vote on any proposal presented at the Annual Meeting.

The Board recommends a vote FOR the election of all of the above director nominee.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND
CERTAIN CONTROL PERSONS

Founder Shares

On May 5, 2021, our sponsor paid $25,000 to cover certain of our offering costs in exchange for 6,181,250 founder shares, or approximately $0.004 per share. On July 29, 2021, we effected a 1:1.1162791 stock split of our Class B common stock, resulting in our sponsor holding an aggregate of 6,900,000 founder shares. On October 16, 2021, as a result of the underwriters’ over-allotment option expiring unexercised, our sponsor surrendered 900,000 shares of our Class B common stock for no consideration, resulting in 6,000,000 founder shares outstanding as of the date of this Proxy Statement. The number of founder shares outstanding was determined based on the expectation that the total size of our IPO would be a maximum of 27,600,000 units if the underwriters’ over-allotment option was exercised in full, and therefore that such founder shares would represent 20% of the outstanding shares after our IPO.

Private Placement Warrants

Our sponsor and the underwriters of our IPO have purchased an aggregate of 8,700,000 private placement warrants, at a price of $1.00 per warrant, or $8,700,000 in the aggregate, in a private placement that closed simultaneously with the closing of our IPO. Of those 8,700,000 private placement warrants, our sponsor agreed to purchase 7,500,000 private placement warrants and Cantor and Odeon agreed to purchase 1,200,000 private placement warrants in the aggregate. Each private placement warrant entitles the holder to purchase one share of Class A common stock at $11.50 per share. The private placement warrants (including the Class A common stock issuable upon exercise of the private placement warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of our initial business combination.

Services Agreement

On September 1, 2021, the Company entered into an agreement with the Sponsor, pursuant to which the Company agreed to pay the Sponsor a total of $10,000 per month for office space, secretarial and administrative services provided to or incurred by members of the Company’s management team until the earlier of the Company’s consummation of a Business Combination and the Company’s liquidation. For the year ended December 31, 2022 and for the period from April 20, 2021 (inception) through December 31, 2021, the Company incurred approximately $120,000 and $40,000, respectively, under the services agreement in the statements of operations. As of December 31, 2022 and 2021, $40,000 and $10,000, respectively, was included in accrued expenses — related party on the balance sheets.

The board of directors has also approved payments of up to $15,000 per month, through the earlier of the consummation of the Company’s initial business combination or its liquidation, to members of the Company’s management team for services rendered to the Company. In addition, the Sponsor, executive officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on the Company’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. The Company’s audit committee will review on a quarterly basis all payments that were made to the Sponsor, executive officers or directors, or the Company’s or their affiliates. For year ended December 31, 2022 and for the period from April 20, 2021 (inception) through December 31, 2021, the Company incurred approximately $180,000 and $45,000, respectively, under the services agreement in the statements of operations. As of December 31, 2022 and 2021, $45,000 and $0, respectively, was included in accrued expenses — related party on the balance sheets. Except as otherwise disclosed in this Proxy Statement, no compensation of any kind, including finder’s and consulting fees, will be paid by the company to our sponsor, executive officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of an initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee reviews on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates.

Related Party Loans

On April 30, 2021, our sponsor agreed to loan us an aggregate of up to $300,000 to cover expenses related to our IPO pursuant to a promissory note. This loan was non-interest bearing and payable upon the completion of our IPO. We borrowed approximately $163,000 under the promissory note. On September 7, 2021, we repaid $157,000 of the promissory note balance and repaid the remaining balance of approximately $6,000 in full on September 13, 2021. Subsequent to the repayment, the facility was no longer available to us.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required on a non-interest basis. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants of the post-business combination entity at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement warrants. Except as set forth above, the terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans. Prior to the completion of our initial business combination, we do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our Trust Account.

Any of the foregoing payments to our sponsor or repayments of working capital loans prior to our initial business combination will be made using funds held outside the Trust Account.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the proxy solicitation or tender offer materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

We have entered into a registration rights agreement with respect to the founder shares, private placement warrants and warrants issued upon conversion of working capital loans (if any).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our shares of Common Stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner.

DIRECTOR INDEPENDENCE

Nasdaq listing standards require that within one year of the listing of our securities on the Nasdaq Global Market we have at least three independent directors and that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors had determined that David Brosgol, Victor Pascucci, III and William Ullman are “independent director” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

We will only enter into a business combination if it is approved by a majority of our independent directors. Additionally, we will only enter into transactions with our officers and directors and their respective affiliates that are on terms no less favorable to us than could be obtained from independent parties. Any related-party transactions must be approved by our audit committee and a majority of disinterested directors.

Committees of the Board of Directors

Our board of directors has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. Subject to phase-in rules, the rules of the Nasdaq Stock Market and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and the rules of the Nasdaq Stock Market require that each of the compensation committee and nominating and corporate governance committee of a listed company be comprised solely of independent directors. The charter of each committee is available on our website.

Audit Committee

We have established an audit committee of the board of directors. The members of our audit committee are David Brosgol, Victor Pascucci and William Ullman. Mr. Ullman serves as chairman of the audit committee.

Each member of the audit committee is financially literate and our board of directors has determined that Mr. Ullman qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•        assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence, and (4) the performance of our internal audit function and independent registered public accounting firm;

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        reviewing and discussing with the independent registered public accounting firm all relationships the auditors have with us in order to evaluate their continued independence;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (1) the independent registered public accounting firm’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the board of directors. The members of our compensation committee are David Brosgol, Victor Pascucci and William Ullman. Mr. Pascucci serves as chairman of the compensation committee.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and making recommendations to our board of directors with respect to the compensation, and any incentive compensation and equity-based plans that are subject to board approval of all of our other officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

•        The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other advisor and will be directly responsible for the appointment, compensation and oversight of the work of any such advisor. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other advisor, the compensation committee will consider the independence of each such advisor, including the factors required by the Nasdaq Stock Market and the SEC.

Nominating and Corporate Governance Committee

We have established a nominating and corporate governance committee of the board of directors. The members of our nominating and corporate governance committee are David Brosgol, Victor Pascucci and William Ullman. Mr. Brosgol serves as chairman of the nominating and corporate governance committee.

We have adopted a nominating and corporate governance committee charter, which details the purpose and responsibilities of the nominating and corporate governance committee, including:

•        screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by the board of directors, and recommending to the board of directors candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the board of directors;

•        developing and recommending to the board of directors and overseeing implementation of our corporate governance guidelines;

•        coordinating and overseeing the annual self-evaluation of the board of directors, its committees, individual directors and management in the governance of the company; and

•        reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The charter provides that the nominating and corporate governance committee may, in its sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and will be directly responsible for approving the search firm’s fees and other retention terms.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders. Prior to our initial business combination, holders of our public shares will not have the right to recommend director candidates for nomination to our board of directors.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the compensation committee of any entity that has one or more executive officers serving on our board of directors.

SHAREHOLDER COMMUNICATIONS

Shareholders who wish to communicate with the Board or with specified members of the Board should do so by sending any communication to INSIGHT ACQUISITION CORP., 333 East 91st Street, New York, NY 10128; Attention: Secretary.

Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Our Secretary will forward such communication to the full Board or to any individual member or members of the Board to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

CODE OF ETHICS

We have adopted a Code of Business Conduct and Ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws. The code of ethics codifies the business and ethical principles that govern all aspects of our business. A copy of the Code of Business Conduct and Ethics and the charters of the committees will be provided without charge upon request from us and is also available on our website: www.insightacqcorp.com. If we make any amendments to our Code of Business Conduct and Ethics other than technical, administrative or other non-substantive amendments, or grant any waiver, including any implicit waiver, from a provision of the Code of Business Conduct and Ethics applicable to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions requiring disclosure under applicable SEC or the Nasdaq Stock Market rules, we will disclose the nature of such amendment or waiver on our website. The information included on our website is not incorporated by reference into this Proxy Statement or in any other report or document we file with the SEC, and any references to our website are intended to be inactive textual references only.

EXECUTIVE OFFICERS AND DIRECTOR COMPENSATION

Employment Agreements

We have not entered into any employment agreements with our executive officers and have not made any agreements to provide benefits upon termination of employment.

Executive Officers and Director Compensation

No executive officer has received any cash compensation for services rendered to us. We currently pay our sponsor an aggregate fee of $10,000 per month for providing us with office space and certain administrative services. However, this arrangement is solely for our benefit and is not intended to provide our Chief Executive Officer compensation in lieu of a salary.

Our officers and directors will also receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us provided, however, that to the extent such expenses exceed the available proceeds not deposited in the Trust Account, such expenses would not be reimbursed by us unless we consummate an initial business combination. Our audit committee will review and approve all reimbursements made to our sponsor, officers, directors or their respective affiliates, with any interested director abstaining from such review and approval.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. However, the amount of such compensation may not be known at the time of the stockholder meeting held to consider our initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K or a periodic report, as required by the SEC.

PROPOSAL NO. 3 — THE Auditor PROPOSAL

Our Audit Committee has appointed the independent registered public accounting firm of WithumSmith+Brown PC to audit and comment on our financial statements for the year ending December 31, 2023, and to conduct whatever audit functions are deemed necessary. WithumSmith+Brown PC audited our financial statements for the year ended December 31, 2022 that were included in our most recent Annual Report on Form 10-K.

A representative of WithumSmith+Brown PC will not be present at the Annual Meeting.

Required Vote of Stockholders

Although a vote of stockholders is not required on the Auditor Proposal, our Board is asking our stockholders to ratify the appointment of our independent registered public accounting firm. The ratification of the appointment of our independent registered public accounting firm requires the affirmative votes of a majority of the votes of the shares of our common stock, present at the Annual Meeting in person or by proxy and entitled to vote.

In the event that our stockholders do not ratify the appointment of WithumSmith+Brown PC as our independent registered public accounting firm, the appointment will be reconsidered by our Audit Committee. Even if the appointment is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in our and our stockholders’ best interests.

Recommendation of the Board of Directors

Our board unanimously recommends a vote “FOR” ratification of the appointment of WithumSmith+Brown PC to serve as our independent registered public accounting firm for the year ending December 31, 2023.

AUDITOR FEES

The following is a summary of fees paid to WithumSmith+Brown, PC, for services rendered.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements, reviews of our quarterly financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings. The aggregate fees billed by WithumSmith+Brown, PC for audit fees, inclusive of required filings with the SEC for the year ended December 31, 2022 and for the period from April 20, 2021 (inception) through December 31, 2021, and of services rendered in connection with our IPO, our quarterly review and audit of the Company’s financial statements totaled $113,515 and $125,285, respectively.

Audit-Related Fees.    Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards. We did not pay WithumSmith+Brown, PC any audit-related fees for the year ended December 31, 2022 and for the period from April 20, 2021 (inception) through December 31, 2021.

Tax Fees.    Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice. We did not pay WithumSmith+Brown, PC any tax fees and for the year ended December 31, 2022 and for the period from April 20, 2021 (inception) through December 31, 2021.

All Other Fees.    All other fees consist of fees billed for all other services. We did not pay WithumSmith+Brown, PC any other fees for the year ended December 31, 2022 and for the period from April 20, 2021 (inception) through December 31, 2021.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our IPO. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

PROPOSAL NO. 4 — THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Annual Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposals.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Annual Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposals.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote (virtually or by proxy) of a majority of the votes cast by holders of outstanding shares of INAQ common stock at the Annual Meeting and entitled to vote thereon, voting together as a single class. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Annual Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

INFORMATION ABOUT THE COMPANY

General

We are a blank check company formed as a Delaware corporation on April 20, 2021 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Prior to our entering into a business combination Agreement, we have focused on target businesses in the financial technology, enterprise software and consumer technology industries. Our sponsor is Insight Acquisition Sponsor LLC, a Delaware limited liability company (the “Sponsor”).

Pursuant to the IPO, on September 7, 2021, the Company sold 24,000,000 units, including the exercise of the underwriters’ option to purchase 4,500,000 additional units, at $10.00 per unit. Each unit consists of one share of Class A common stock, and one-fourth of one redeemable warrant (each, a “Public Warrant”). Each whole Public Warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment. Simultaneously with the closing of the IPO, the Company consummated the private placement of 7,500,000 private placement warrants to the Sponsor and 1,200,000 private placement warrants to Cantor Fitzgerald & Co. and Odeon Group LLC (together, the “Private Placement Warrants”), at a price of $1.00 per warrant, generating proceeds of $8.7 million. Each whole private placement warrant is exercisable for one whole share of Class A common stock at a price of $11.50 per share, subject to adjustment. A portion of the proceeds from the sale of the private placement warrants was added to the proceeds from the IPO held in the Trust Account. If the Company does not complete a business combination within the prescribed timeframe, the private placement warrants will expire worthless. The private placement warrants will be non-redeemable for cash (except in certain limited circumstances) and exercisable on a cashless basis so long as they are held by the Sponsor or its permitted transferees.

The Sponsor and the Company’s officers and directors have agreed, subject to limited exceptions, not to transfer, assign or sell any of their private placement warrants until 30 days after the completion of the initial business combination.

The net proceeds of our initial public offering deposited into the Trust Account remain on deposit in the Trust Account earning interest. As of August 18, 2023, there was approximately $30,154,637, held in the Trust Account.

Prior Charter Amendments

At a special meeting of stockholders held on March 6, 2023, the Company’s stockholders approved an amendment to the Company’s Charter (the “First Extension Amendment Proposal”), giving the Company the right to extend the date by which the Company has to consummate a business combination for up to six (6) one-month extensions from March 7, 2023 to September 7, 2023 in exchange for the Company depositing $80,000 into the Trust Account as defined in the Charter for each one-month extension. We refer to the amendments to the certificate of incorporation and to the Trust Agreement collectively as the “Initial Extension Amendments.”.

As a result of the Initial Extension Amendments, the Sponsor provided the Company $480,000 to be deposited into the Trust Account, as interest-free loans. Since the loans will become payable only after Closing of a Business Combination, the Sponsor will lose repayment of the $480,000 loan if a Business Combination is not completed after the extension. No funds from the Trust Account would be used to repay such loan in the event of Mountain Crest’s liquidation.

Effecting Our Initial Business Combination

We are not presently engaged in, and we will not engage in, any operations until after the completion of our initial business combination. We intend to effect such business combination using cash held in our Trust Account (after any redemptions) and any additional funding that we may secure in connection with a business combination. While we signed a non-binding letter of intent with Avila Energy Corporation on January 26, 2023, our Board currently believes that there will not be sufficient time to complete a business combination by September 7, 2023. Therefore, our Board has determined that it is in the best interests of the Company and its stockholders to amend the Charter to extend the date that we have to consummate a business combination to the Extended Date in order to provide our stockholders with the chance to participate in an investment opportunity.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of August 15, 2023 by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers, directors and director nominees; and

•        all our executive officers, directors and director nominees as a group.

As of the record date, there were a total of 7,948,607 shares of our Class A common stock and 900,000 shares of our Class B common stock outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Class A Common Stock			Class B Common Stock(1)		Approximate Percentage of Outstanding Common Stock
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned		Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Insight Acquisition Sponsor LLC(2)	4,650,000	(2)	58.5%	—	—%	58.5%
Michael Singer(2)	4,650,000	(2)	58.5%	—	—%	58.5%
Jeffrey Gary(2)	4,650,000	(2)	58.5%	—	—%	58.5%
David Brosgol(3)	—		—	—	—%
Victor Pascucci, III(3)	—		—	—	—%
William Ullman(3)	—		—	—	—%
All executive officers and directors as a group (five individuals)	4,650,000	(2)	58.5%	—	—%	58.5%
Oceanic Greystone Securities Inc.(4)	2,000,000		25.16%	—	—%	25.16%

____________

(1)      Unless otherwise noted, the business address of each of the following is 333 East 91st Street, New York, New York 10128.

(2)      Insight Acquisition Sponsor LLC is the record holder of the shares reported herein. These shares include 2,000,000 shares of Class A common stock currently held by Oceanic Greystone Securities Inc., however such shares will be returned to Insight Acquisition Sponsor LLC, within sixty (60) days of the date of this Proxy Statement. Each of our officers and directors are among the members of Insight Acquisition Sponsor LLC. Michael Singer and Jeffrey Gary are the managing members of Insight Acquisition Sponsor LLC. Each of Mr. Singer and Mr. Gary has voting and investment discretion with respect to the common stock held of record by Insight Acquisition Sponsor LLC. Each of our officers and directors other than Mr. Singer and Mr. Gary disclaims any beneficial ownership of any shares held by Insight Acquisition Sponsor LLC.

(3)      Does not include any shares held by our sponsor. This individual is a member of our sponsor, as described in footnote 2.

(4)      The address of Oceanic Greystone Securities Inc. is F-42498/359 12 Spanish Main, Freeport, Grand Bahamas Island, Bahamas. The 2,000,000 shares of Class A common stock held by Oceanic Greystone Securities Inc. will be returned to Insight Acquisition Sponsor LLC, within sixty (60) days of the date of this Proxy Statement.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, we and servicers that we employ to deliver communications to our stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of each of our annual report to stockholders and our proxy statement. Upon written or oral request, we will deliver a separate copy of the annual report to stockholders or proxy statement to any stockholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents. Our stockholders receiving multiple copies of such documents may likewise request that we deliver single copies of such documents in the future. Our stockholders receiving multiple copies of such documents may request that we deliver single copies of such documents in the future. Our stockholders may notify us of their requests by calling or writing us at our principal executive office at 333 East 91st Street, New York, NY 10128, or by telephone at (917) 374-2922, which must be received prior to the Annual Meeting.

TRANSFER AGENT AND REGISTRAR

The transfer agent for our securities is Continental Stock Transfer & Trust Company.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our Board is aware of no other matter that may be brought before the Annual Meeting or any adjournment or postponement thereof. Under Delaware law, only business that is specified in the notice of the Annual Meeting to stockholders may be transacted at the Annual Meeting.

SHAREHOLDER PROPOSALS

Shareholders who wish to present proposals for inclusion in the Company’s proxy materials for the next Annual Meeting of Shareholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the shareholder proposals must be received by us at our principal executive office on or before April 23, 2024. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Shareholders who wish to make a proposal at the next Annual Meeting, other than one that will be included in our proxy materials, must notify us no later than March 23, 2024. If a shareholder who wishes to present a proposal fails to notify us by March 23, 2024, the proxies that management solicits for the meeting will confer discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting.

OTHER BUSINESS

While the accompanying Notice of Annual Meeting of Shareholders provides for the transaction of such other business as may properly come before the Annual Meeting, the Company has no knowledge of any matters to be presented at the Annual Meeting other than those listed as Proposals 1, 2, 3 and 4, in the Notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.

ANNUAL REPORT

The Company’s 2022 Annual Report, without exhibits, is being provided to all stockholders along with this Proxy Statement. Upon written request to Secretary, INSIGHT ACQUISITION CORP., 333 East 91st Street, New York, NY 10128, we will provide without charge to each person requesting a copy of our 2022 Annual Report on Form 10-K, including the financial statements filed therewith. We will furnish a requesting shareholder with any exhibit not contained therein upon specific request.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. If you would like additional copies of this proxy statement or if you have questions about the subject matter hereof or the proposals to be presented at the Annual Meeting, you should contact us by telephone or in writing:

Insight Acquisition Corp.
333 91st Street
New York, NY 10128
Tel: (917) 374-2922

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
470 West Avenue
Stamford CT 06902
Call: (800) 662-5200 toll-free
or (203) 658-9400
Email: INAQ@info.morrowsodali.com

If you are a stockholder of the Company and would like to request documents, please do so by August 30, 2023, in order to receive them before the Annual Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

This document is a proxy statement of the Company for the Annual Meeting. We have not authorized anyone to give any information or make any representation about the subject matter hereof that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement, unless the information specifically indicates that another date applies.

ANNEX A

PROPOSED
SECOND AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
INSIGHT ACQUISITION CORP.

September __, 2023

Insight Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.      The name of the Corporation is “Insight Acquisition Corp.”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on April 20, 2021 and amended on July 29, 2021 (the “Original Certificate”). An amended and restated certificate of incorporation was filed with the Secretary of State of the State of Delaware on September 1, 2021, which was amended on March 6, 2023 (the “Amended and Restated Certificate”).

2.      This Second Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate.

3.      This Second Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.      The text of Paragraph (b) of Section 9.1 is hereby amended and restated to read in full as follows:

Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 11, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination on or before September 7, 2023 (or, if the Company, at its sole discretion and without a vote of the stockholders, extends the date by which the Company has to consummate a business combination (the “Extension”) for up to nine (9) additional one (1) month extensions or from September 7, 2023 up to June 7, 2024 (the “Extended Termination Date”) in exchange for the Company depositing the lesser of $20,000 and $0.02 for each outstanding share of common stock sold in the Company’s initial public offering into the Trust for each one-month extension (the “Termination Date”) and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

[Signature Page Follows]

Annex A-1

IN WITNESS WHEREOF, Insight Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set forth above.

INSIGHT ACQUISITION CORP.
By:
Name:
Title:

Annex A-2

INSIGHT ACQUISITION CORP. PROXY FOR
ANNUAL MEETING OF STOCKHOLDERS TO BE
HELD ON SEPTEMBER 6, 2023

The undersigned hereby appoints Michael Singer and Jeff Gary, and each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes and instructs each to represent and vote, in the manner directed below, all the shares of common stock of Insight Acquisition Corp. (the “Company”) at the Annual Meeting of Stockholders to be held virtually on September 6, 2023, at 10:30 a.m. Eastern Time, accessible at https://www.cstproxy.com/insightacqcorp/am2023 or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed.

THE SHARES OF COMMON STOCK ISSUED OR ALLOCATED TO THE UNDERSIGNED WILL BE VOTED AS DIRECTED BELOW. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW.

PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER: ☒

	Proposal 1	For	Against	Abstain
1.

A proposal to amend (the “Second Extension Amendment”) the Company’s amended and restated certificate of incorporation, as amended (the “Charter”), to extend the date by which the Company has to consummate a business combination (the “Extension”) for up to nine (9) additional one (1) month extensions or from September 7, 2023 up to June 7, 2024 (the “Extended Termination Date”) in exchange for the Company depositing the lesser of $20,000 and $0.02 for each outstanding share of common stock sold in the Company’s initial public offering into the Trust Account as defined in the Charter for each one-month extension;

		☐	☐	☐
Proposal 2
2.	A proposal to elect one (1) director to serve until 2026 annual meeting and until his successor has been duly elected and qualified or until his earlier resignation, removal or death;
	FOR	WITHHOLD AUTHORITY ☐
David Brosgol	☐	☐
	Proposal 3	For	Against	Abstain
3.	A proposal to ratify the appointment of WithumSmith+Brown PC, as our independent registered public accounting firm for the year ending December 31, 2023; and	☐	☐	☐
Proposal 4
4.	A proposal to authorize the Chairman of the Annual Meeting to adjourn the Annual Meeting to a later date or dates, from time to time, at the request of the Chairman of the Annual Meeting.	☐	☐	☐

The undersigned hereby acknowledges receipt of the accompanying notice of Annual Meeting of stockholders and proxy statement.

Date: , 2023

Print Name of Stockholder

Signature of Stockholder or Authorized Signatory

Name of Authorized Signatory (if applicable)

Title of Authorized Signatory (if applicable)

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING VIRTUALLY, PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE BY FACSIMILE TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AT (212) 509-5152 OR BY MAIL TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, ATTN: PROXY GROUP AT 1 STATE STREET, NEW YORK, NY 10004. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IF YOU ATTEND THE ANNUAL MEETING VIRTUALLY.